UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2003

PINNACLE ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-13641 (Commission File Number)	95-3667491 (IRS Employer Identification No.)

3800 Howard Hughes Parkway, Suite 1800 Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)

Registrant’s Telephone Number, including area code: (702) 784-7777

N/A

(Former name or former address, if changed since last report)

Item 5.	Other Events

This Current Report on Form 8-K is being filed to disclose the exhibits identified in Item 7 below.

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

Exhibit 4.1	Articles of Organization of PNK (Reno), LLC.

Exhibit 4.2	Operating Agreement of PNK (Reno), LLC.

Exhibit 10.1	Ground Lease Agreement, dated as of August 21, 2003, by and between PNK (LAKE CHARLES), L.L.C, and Lake Charles Harbor & Terminal District.

Exhibit 10.2	Standard Form of Agreement between Owner and Contractor by and between PNK (LAKE CHARLES), L.L.C. and Manhattan Construction Company.

Exhibit 10.3	First Amendment to Standard Form of Agreement between Owner and Contractor, dated as of September 18, 2003, by and between PNK (LAKE CHARLES), L.L.C. and Manhattan Construction Company.

Exhibit 10.4	Vessel Construction Agreement, dated as of August 27, 2003, by and between Leevac Industries, LLC and PNK (LAKE CHARLES), L.L.C.

Exhibit 10.5	Stock Agreement, dated as of July 1, 2003, by and between Pinnacle Entertainment, Inc. and R.D. Hubbard is hereby incorporated by reference to Exhibit 10.1 to Amendment No. 25 to the Schedule 13D filed by R.D. Hubbard on August 4, 2003.

Exhibit 25.1	Form T-1 Statement of Eligibility and Qualification of Trustee.

SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)

Date: September 19, 2003	By:	/s/ DANIEL R. LEE
Daniel R. Lee Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 4.1	Articles of Organization of PNK (Reno), LLC.

Exhibit 4.2	Operating Agreement of PNK (Reno), LLC.

Exhibit 10.1	Ground Lease Agreement, dated as of August 21, 2003, by and between PNK (LAKE CHARLES), L.L.C, and Lake Charles Harbor & Terminal District.

Exhibit 10.2	Standard Form of Agreement between Owner and Contractor by and between PNK (LAKE CHARLES), L.L.C. and Manhattan Construction Company.

Exhibit 10.3	First Amendment to Standard Form of Agreement between Owner and Contractor, dated as of September 18, 2003, by and between PNK (LAKE CHARLES), L.L.C. and Manhattan Construction Company.

Exhibit 10.4	Vessel Construction Agreement, dated as of August 27, 2003, by and between Leevac Industries, LLC and PNK (LAKE CHARLES), L.L.C.

Exhibit 10.5	Stock Agreement, dated as of July 1, 2003, by and between Pinnacle Entertainment, Inc. and R.D. Hubbard is hereby incorporated by reference to Exhibit 10.1 to Amendment No. 25 to the Schedule 13D filed by R.D. Hubbard on August 4, 2003.

Exhibit 25.1	Form T-1 Statement of Eligibility and Qualification of Trustee.